UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):             October 26, 2004

                               TRANS ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                     0-23530                    93-0997412
----------------------------       ------------            -------------------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)

        210 Second Street, P.O. Box 393, St. Mary's, West Virginia 26170
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (304) 684-7053

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                    FORM 8-K

Section 3 - Securities and Trading Markets

Item 3.02.    Unregistered Sales of Equity Securities

     On October 26, 2004, Trans Energy, Inc. distributed an aggregate of 203 million shares of its authorized, but previously unissued common stock in exchange for the conversion of debt in the amount of $2,401,424 previously incurred by Trans Energy. The conversion price for the exchange of debt was established at $0.011 per share, that was the closing bid price of Trans Energy common stock on the OTC Bulletin Board on October 4, 2004. Those persons entitled to receive shares upon conversion of debt, the amount of debt converted, and the amount of shares exchanged for debt is set forth below:

         Name                   Amount of Debt Converted      Number of Shares
         ----                   ------------------------      ----------------
     Loren E. Bagley (1)           $      728,044                   66,185,500
     Culpepper Cattle Co.          $       97,758                    8,887,000
     Rand Marketing                $      161,579                   14,689,000
     Raven Group                   $      400,000                   21,053,000
     W. W. Stevenson               $      286,000                   26,000,000
     William F. Woodburn (1)       $      728,043                   66,185,500
                                   --------------                   ----------
         Total                     $    2,401,424                  203,000,000
                                   ==============                  ===========
--------------------
         (1) A portion of the debt converted by each of Mr. Bagley and by Mr. Woodburn was in the names of entities that either Mr. Bagley or Mr. Woodburn has an ownership interest and/or control, and some of the shares were assigned to other persons. Both Mr. Bagley and Mr. Woodburn are directors of Trans Energy.

     The issuance of the above referenced shares was made in a private, isolated transaction to persons with knowledge of the business of Trans Energy and who had consented to convert their debt into shares of Trans Energy common stock. Accordingly, the transaction was exempt from registration under the Securities Act of 1933 pursuant to Sections 3(a)(9) and 4(2) of that Act.

Notes about Forward-looking Statements

     Statements contained in this Current Report which are not historical facts, including all statements regarding the consummation of the acquisition of assets, may be considered "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and the current economic environment. Trans Energy cautions the reader that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TRANS ENERGY, INC.



Date:  October 26, 2004          By      /S/ ROBERT L. RICHARDS
                                    --------------------------------------------
                                     Robert L. Richards
                                     President and Chief Executive Officer


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